EXHIBIT 10.2

EXHIBIT 10.2

TERM SHEET

Amendment No. 1

By and Between Holloman Minerals Ltd. and

Strongbow Resources Inc. (formerly Plush Mall, Inc.)

This Amendment No. 1 to that certain Term Sheet dated November 28, 2007 (the “Original Term Sheet”), by and between Holloman Minerals Ltd. (“HML”) and Strongbow Resources Inc., formerly Plush Mall, Inc. (“SRI”), collectively the “Parties”, is made effective the 24th day of February, 2008. The Parties agree to act in good faith with respect to all the provisions hereof.

WHEREAS:

A.	The Parties earlier executed the Original Term Sheet regarding the purchase of an 80% interest in certain Australian mineral exploration licenses; and

B.	The Parties have not concluded the formalization of their agreement in a definitive writing pursuant to the terms of the Original Term Sheet within the time provided in that agreement.

NOW THEREFORE,the Parties hereby agree as follows:

With regard to Item 5: Commencement Date and Effective Term, the effective term of the Original Term Sheet is extended to July 31, 2008.

All other terms and conditions contained in the Original Term Sheet remain in full force and effect.

ACCEPTED AND AGREED:

Holloman Minerals Ltd.	Strongbow Resources Inc.
(formerly Plush Mall Inc.)
/s/ Mark Stevenson	/s/ Herbert Schmidt
By:__________________________	By:__________________________
Name: Mark Stevenson	Name: Herbert Schmidt
Title: Director	Title: Director